SUN CAPITAL ADVISERS TRUST

SC BlackRock International Index Fund
SC Goldman Sachs Short Duration Fund

Supplement dated June 14, 2011

To the Initial Class and Service Class Prospectuses, each dated May 1, 2011

1)  This supplement provides information relating to adding a portfolio manager for the SC BlackRock International Index Fund.  Effective immediately, the following is hereby added to the section in the Initial Class and Service Class Prospectuses captioned “Portfolio Management” on page 26 of the Initial Class Prospectus and page 27 of the Service Class Prospectus:

Portfolio Manager:
	Title with the Subadviser	Manager Since
Rachel M. Aguirre	Vice President and Portfolio Manager	2011

The following is hereby added to the portfolio manager information for the SC BlackRock International Index Fund only under “About the Portfolio Managers” on page 114 in the Initial Class Prospectus and page 111 in the Service Class Prospectus:

Manager
Fund	Fund Manager(s)	since	Positions during past five years

SC BlackRock International Index Fund	Rachel M. Aguirre	2011	Vice President and Portfolio Manager of BlackRock since 2009. Portfolio Manager at Barclays Global Investors from 2005 to 2009.

2)  This supplement also updates a benchmark reference in the “Principal Investments and Strategies” section of the SC Goldman Sachs Short Duration Fund on page 76 of the Initial Class Prospectus and page 77 of the Service Class Prospectus.  The reference in the second paragraph under this section to the “BofA Merrill Lynch 1-3 Year U.S. Treasury Index (which was 1.85 years as of December 31, 2010)” is hereby deleted and replaced with “Barclays Capital 1-3 Year U.S. Government/Credit Index (which was 1.83 years as of December 31, 2010),” which reflects the new benchmark that went into effect as of May 1, 2011.